The Alger
              American Fund

                A pooled funding vehicle for:

                o    variable annuity contracts          One World Trade Center

                o    variable life insurance policies    Suite 9333

                o    qualified pension plans             New York, NY 10048

                o    qualified retirement plans          1-800-992-3863


                                   PROSPECTUS

                                   May 1, 2000




   Alger American MidCap Growth Portfolio
          Alger American Growth Portfolio
        Alger American Balanced Portfolio

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Alger
American Fund

PROSPECTUS

May 1, 2000

TABLE OF CONTENTS



2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger American MidCap
                Growth Portfolio ......................... 2
              Alger American Growth Portfolio ............ 2
              Alger American Balanced Portfolio .......... 2

      3 ..... Principal Risks

              Alger American MidCap
                Growth Portfolio ..... .................... 3
              Alger American Growth Portfolio ............ 3
              Alger American Balanced Portfolio .......... 3

      3 ..... Performance

              Alger American Growth Portfolio ............ 4
              Alger American MidCap
                Growth Portfolio ......................... 4
              Alger American Balanced Portfolio .......... 4

5 ........... Fees and Expenses
6 ........... Management & Organization
6 ........... Shareholder Information

              Distributor ................................ 6
              Transfer Agent ............................. 6
              Purchasing and Redeeming Fund Shares ....... 7

8 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC]

Risk/Return Summary: Investments, Risks & Performance

Investments: The Alger American Fund

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o    High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o    Positive Life Cycle Change

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Alger American MidCap Growth Portfolio

Goal

The Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

Approach

It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index(R).

Alger American Growth Portfolio

Goal

The Alger American Growth Portfolio seeks long-term capital appreciation.

Approach

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alger American Balanced Portfolio

Goal

The Alger American Balanced Portfolio seeks current income and long-term capital appreciation.

Approach

It focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.

[GRAPHIC]

Principal Risks

Risks Applicable to All Equity Portfolios

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Furthermore, the returns of a fund concentrating on "growth" stocks tend to vary more widely over time than those of funds that focus on "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

Risks Applicable to Alger American
MidCap Growth Portfolio

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources

Risks Applicable to Alger American Growth Portfolio

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

Risks Applicable to Alger American
Balanced Portfolio

The primary risks arising from the fixed-income portion of the portfolio are:

o    fixed income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."

[GRAPHIC]

Performance

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index(R): An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P Midcap 400 Index(R): An index of common stocks designed to track performance of medium capitalization companies.

o Lehman Brothers Government/Corporate Bond Index(R): An index designed to track performance of government and corporate bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.


                        Alger American Growth Portfolio

              Annual Total Return as of December 31 each year (%)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                        YEAR                  PERCENT
                        ----                  -------
                         90                     4.14
                         91                    40.39
                         92                    12.38
                         93                    22.47
                         94                     1.45
                         95                    36.37
                         96                    13.35
                         97                    25.75
                         98                    48.07
                         99                    33.74


Best Quarter      25.93%     Q4     1998
Worst Quarter:   (16.21)%    Q3     1990

              Average Annual Total Return as of December 31, 1999

                                                                Since
                                                              Inception
                          1 Year     5 Years    10 Years       1/9/89
-------------------------------------------------------------------------
American Growth          33.74%       30.94%     22.89%        23.05%
S&P 500 Index(R)         21.04%       28.56%     18.21%        19.22%




                     Alger American MidCap Growth Portfolio

              Annual Total Return as of December 31 each year (%)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                        YEAR                  PERCENT
                        ----                  -------
                         94                    -1.54
                         95                    44.45
                         96                    11.90
                         97                    15.01
                         98                    30.30
                         99                    31.85

Best Quarter      27.07%     Q4     1998
Worst Quarter:   (14.21)%    Q3     1998


              Average Annual Total Return as of December 31, 1999

                                                   Since
                                                 Inception
                          1 Year     5 Years      5/3/93
------------------------------------------------------------
American MidCap Growth    31.85%      26.14%       24.72%
S&P Midcap 400 Index(R)   14.72%      23.05%       18.34%





                       Alger American Balanced Portfolio

              Annual Total Return as of December 31 each year (%)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                        YEAR                  PERCENT
                        ----                  -------
                         90                     6.53
                         91                     4.70
                         92                     9.48
                         93                     7.79
                         94                    -4.27
                         95                    28.62
                         96                    10.17
                         97                    19.82
                         98                    31.51
                         99                    29.21


Best Quarter      16.94%     Q4     1998
Worst Quarter:    (5.70)%    Q1     1994

              Average Annual Total Return as of December 31, 1999

                                                                Since
                                                              Inception
                          1 Year     5 Years    10 Years       9/5/89
-------------------------------------------------------------------------
American Balanced        29.21%       23.60%     13.78%        13.61%
S&P 500 Index(R)         21.04%       28.56%     18.21%        17.78%
Lehman Brothers Gov't/
  Corp Bond Index(R)     (2.14)%       7.60%      7.66%         7.82%

[GRAPHIC]


Fees and Expenses

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the portfolios.









                                                       ANNUAL FUND OPERATING
                                                       EXPENSES
                                                       (expenses that are deducted
                                                       from Fund assets)
------------------------------------------------------------------------------------------------------------------
                                   SHAREHOLDER FEES
                                  (fees paid directly   Management  Distribution     Other     TOTAL ANNUAL FUND
                                  from your investment)    Fees        Fees         Expenses   OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------

ALGER AMERICAN
MIDCAP GROWTH
PORTFOLIO                               None              .80%          None         .05%            .85%
------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN
GROWTH
PORTFOLIO                               None              .75%          None         .04%            .79%
------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN
BALANCED PORTFOLIO                      None              .75%          None         .18%            .93%
------------------------------------------------------------------------------------------------------------------



Example

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                    1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Alger American                        $87         $271         $471       $1,049
MidCap Growth
Portfolio

--------------------------------------------------------------------------------

Alger American                        $81         $252         $439         $978
Growth
Portfolio

--------------------------------------------------------------------------------

Alger American                        $95         $296         $515       $1,143
Balanced
Portfolio
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

Additional Information About
the Fund's Investments

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC]

Management and Organization

Manager

Fred Alger Management, Inc.
One World Trade Center
Suite 9333
New York, NY 10048

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/99) $10.69 billion in mutual fund assets as well as $6.75 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios--.75%.

Portfolio Managers

David Alger, Ron Tartaro and Steven Thumm are the individuals responsible for the day-to-day management of the portfolios' investments. Mr. Alger, a manager of all of the portfolios since their inception, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Mr. Tartaro, a co-manager of the MidCap Growth, Growth and Balanced Portfolios, has been employed by the Manager since 1990, as a senior research analyst until 1995 and as a Senior Vice President and co-manager since 1995. Steven Thumm serves as co-manager of the Balanced Portfolio. He has been employed by the Manager as a fixed income analyst since 1991.


[GRAPHIC]


Shareholder Information

Distributor

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

Transfer Agent

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


Net Asset Value

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

Dividends and Distributions

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

                                     NAV (net asset value) is computed by adding
                               together the value of the portfolio's investments
                         plus cash and other assets, subtracting its liabilities
                                   and then dividing the result by the number of
                                                         its outstanding shares.

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans. An individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within 7 days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC]

Financial Highlights

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

Alger American Growth Portfolio

For a share outstanding throughout the year

                                                                         Year Ended December 31,
=================================================================================================================================
                                                   1999              1998             1997              1996            1995
                                              -------------     -------------     -------------     -------------   -------------
Net asset value, beginning of year            $       53.22     $       42.76     $       34.33     $       31.16   $       23.13
                                              -------------     -------------     -------------     -------------   -------------
Net investment income (loss)                          (0.03)             0.09              0.13              0.12            0.02
Net realized and unrealized gain (loss)
 on investments                                       16.66             18.32              8.66              4.00            8.33
                                              -------------     -------------     -------------     -------------   -------------
Total from investment operations                      16.63             18.41              8.79              4.12            8.35
                                              -------------     -------------     -------------     -------------   -------------
Dividends from net investment income                  (0.08)            (0.13)            (0.13)            (0.02)          (0.07)
Distributions from net realized gains                 (5.39)            (7.82)            (0.23)            (0.93)          (0.25)
                                              -------------     -------------     -------------     -------------   -------------
Total Distributions                                   (5.47)            (7.95)            (0.36)            (0.95)          (0.32)
                                              -------------     -------------     -------------     -------------   -------------
Net asset value, end of year                  $       64.38     $       53.22     $       42.76     $       34.33   $       31.16
                                              =============     =============     =============     =============   =============
Total Return                                          33.74%            48.07%            25.75%            13.35%          36.37%
                                              =============     =============     =============     =============   =============
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)      $   3,387,526     $   1,905,719     $   1,072,529     $     991,028   $     502,974
                                              =============     =============     =============     =============   =============
 Ratio of expenses to average net assets               0.79%             0.79%             0.79%             0.79%           0.85%
                                              =============     =============     =============     =============   =============
 Ratio of net investment income (loss)
  to average net assets                               (0.03%)            0.25%             0.27%             0.50%           0.18%
                                              =============     =============     =============     =============   =============
 Portfolio Turnover Rate                             135.13%           127.38%           129.50%            82.86%         118.33%
                                              =============     =============     =============     =============   =============

                                                                         Year Ended December 31,
============================================================================================================================
                                                      1994            1993           1992           1991             1990
                                                  -----------     -----------    -----------    -----------      -----------
Net asset value, beginning of year                $     24.67     $     20.17    $     18.00    $     12.86      $     12.41
                                                  -----------     -----------    -----------    -----------      -----------
Net investment income (loss)                             0.07            0.03           0.03           0.08(i)          0.07
Net realized and unrealized gain (loss)
 on investments                                          0.15            4.50           2.19           5.11             0.44
                                                  -----------     -----------    -----------    -----------      -----------
Total from investment operations                         0.22            4.53           2.22           5.19             0.51
                                                  -----------     -----------    -----------    -----------      -----------
Dividends from net investment income                    (0.03)          (0.03)         (0.03)         (0.05)           (0.06)
Distributions from net realized gains                   (1.73)           --            (0.02)          --               --
                                                  -----------     -----------    -----------    -----------      -----------
Total Distributions                                     (1.76)          (0.03)         (0.05)         (0.05)           (0.06)
                                                  -----------     -----------    -----------    -----------      -----------
Net asset value, end of year                      $     23.13     $     24.67    $     20.17    $     18.00      $     12.86
                                                  ===========     ===========    ===========    ===========      ===========
Total Return                                             1.45%          22.47%         12.38%         40.39%            4.14%
                                                  ===========     ===========    ===========    ===========      ===========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)          $   150,390     $    74,878    $    30,316    $    10,094      $     1,228
                                                  ===========     ===========    ===========    ===========      ===========
 Ratio of expenses to average net assets                 0.86%           0.97%          0.99%          1.29%            1.50%(ii)
                                                  ===========     ===========    ===========    ===========      ===========
 Ratio of net investment income (loss)
  to average net assets                                  0.48%           0.25%          0.33%          0.52%            1.69%
                                                  ===========     ===========    ===========    ===========      ===========
 Portfolio Turnover Rate                               111.76%         112.64%         63.91%         58.95%           86.77%
                                                  ===========     ===========    ===========    ===========      ===========


(i)  Amount was computed based on average shares outstanding during the year.

(ii) Ratio has been reduced by 2.31% for the year ended December 31, 1990, due to expense reimbursements.

Alger American Balanced Portfolio (i)

For a share outstanding throughout the year


                                                                           Year Ended December 31,
================================================================================================================================
                                                      1999            1998            1997            1996               1995
                                                   ----------      ----------      ----------      ----------         ----------
Net asset value, beginning of year                 $    12.98      $    10.76      $     9.24      $    13.64         $    10.80
                                                   ----------      ----------      ----------      ----------         ----------
Net investment income (loss)                             0.15            0.19            0.17            0.21(ii)           0.33(ii)
Net realized and unrealized gain (loss)
 on investments                                          3.45            3.02            1.63            1.01               2.73
                                                   ----------      ----------      ----------      ----------         ----------
Total from investment operations                         3.60            3.21            1.80            1.22               3.06
                                                   ----------      ----------      ----------      ----------         ----------
Dividends from net investment income                    (0.17)          (0.18)          (0.12)          (0.73)             (0.22)
Distributions from net realized gains                   (0.84)          (0.81)          (0.16)          (4.89)                --
                                                   ----------      ----------      ----------      ----------         ----------
Total Distributions                                     (1.01)          (0.99)          (0.28)          (5.62)             (0.22)
                                                   ----------      ----------      ----------      ----------         ----------
Net asset value, end of year                       $    15.57      $    12.98      $    10.76      $     9.24         $    13.64
                                                   ==========      ==========      ==========      ==========         ==========
Total Return                                            29.21%          31.51%          19.82%          10.17%             28.62%
                                                   ==========      ==========      ==========      ==========         ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $   56,327      $   28,208      $   16,614      $   10,486         $    3,671
                                                   ==========      ==========      ==========      ==========         ==========
 Ratio of expenses to average net assets                 0.93%           0.92%           1.01%           1.14%              1.00%
                                                   ==========      ==========      ==========      ==========         ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                     --              --              --              --                 --
                                                   ==========      ==========      ==========      ==========         ==========
 Ratio of net investment income (loss)
  to average net assets                                  1.66%           2.09%           2.14%           2.06%              2.49%
                                                   ==========      ==========      ==========      ==========         ==========
 Portfolio Turnover Rate                               118.74%          94.64%         105.01%          68.66%            113.02%
                                                   ==========      ==========      ==========      ==========         ==========

                                                                             Year Ended December 31,
===============================================================================================================================
                                                        1994             1993            1992            1991            1990
                                                    ----------       ----------      ----------      ----------      ----------
Net asset value, beginning of year                  $    11.58       $    10.77      $    10.02      $    10.01      $    10.04
                                                    ----------       ----------      ----------      ----------      ----------
Net investment income (loss)                              0.20             0.15            0.22            0.45            0.66
Net realized and unrealized gain (loss)
 on investments                                          (0.70)            0.69            0.72            0.01           (0.03)
                                                    ----------       ----------      ----------      ----------      ----------
Total from investment operations                         (0.50)            0.84            0.94            0.46            0.63
                                                    ----------       ----------      ----------      ----------      ----------
Dividends from net investment income                     (0.13)           (0.03)          (0.19)          (0.45)          (0.66)
Distributions from net realized gains                    (0.15)              --              --              --              --
                                                    ----------       ----------      ----------      ----------      ----------
Total Distributions                                      (0.28)           (0.03)          (0.19)          (0.45)          (0.66)
                                                    ----------       ----------      ----------      ----------      ----------
Net asset value, end of year                        $    10.80       $    11.58      $    10.77      $    10.02      $    10.01
                                                    ==========       ==========      ==========      ==========      ==========
Total Return                                             (4.27%)           7.79%           9.48%           4.70%           6.53%
                                                    ==========       ==========      ==========      ==========      ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)            $   10,394       $    7,848      $    4,009      $    1,487      $      365
                                                    ==========       ==========      ==========      ==========      ==========
 Ratio of expenses to average net assets                  1.08%            1.25%           1.25%           1.25%           1.25%
                                                    ==========       ==========      ==========      ==========      ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                      --             0.19%           0.42%           1.37%           4.81%
                                                    ==========       ==========      ==========      ==========      ==========
 Ratio of net investment income (loss)
  to average net assets                                   2.30%            2.05%           1.99%           4.22%           6.60%
                                                    ==========       ==========      ==========      ==========      ==========
 Portfolio Turnover Rate                                 78.80%           85.46%          15.27%             --          132.55%
                                                    ==========       ==========      ==========      ==========      ==========


(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.

Alger American MidCap Growth Portfolio

For a share outstanding throughout the period

                                                                                                                       From
                                                                                                                   May 3, 1993
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                                 Year Ended December 31,                           December 31,
====================================================================================================================================
                                             1999         1998          1997         1996       1995       1994         1993(i)
                                           --------    ---------      --------     --------   --------    -------      -------
Net asset value, beginning of period       $  28.87    $   24.18      $  21.35     $  19.44   $  13.46    $ 13.72      $ 10.00
                                           --------    ---------      --------     --------   --------    -------      -------
Net investment income (loss)                  (0.05)        0.00(ii)     (0.04)        0.03      (0.03)      0.00(ii)    (0.02)
Net realized and unrealized gain (loss)
 on investments                                8.00         6.95          3.20         2.29       6.01      (0.21)        3.88
                                           --------    ---------      --------     --------   --------    -------      -------
Total from investment operations               7.95         6.95          3.16         2.32       5.98      (0.21)        3.86
                                           --------    ---------      --------     --------   --------    -------      -------
Dividends from net investment income             --           --         (0.01)          --         --         --           --
Distributions from net realized gains         (4.59)       (2.26)        (0.32)       (0.41)        --      (0.05)       (0.14)
                                           --------    ---------      --------     --------   --------    -------      -------
Total distributions                           (4.59)       (2.26)        (0.33)       (0.41)        --      (0.05)       (0.14)
                                           --------    ---------      --------     --------   --------    -------      -------
Net asset value, end of period             $  32.23    $   28.87      $  24.18     $  21.35   $  19.44    $ 13.46      $ 13.72
                                           ========    =========      ========     ========   ========    =======      =======
Total Return                                  31.85%       30.30%        15.01%       11.90%     44.45%     (1.54%)      38.67%
                                           ========    =========      ========     ========   ========    =======      =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted) $931,397    $ 689,571      $444,967     $394,847   $185,349    $62,178      $21,301
                                           ========    =========      ========     ========   ========    =======      =======
 Ratio of expenses to average net assets       0.85%        0.84%         0.84%        0.84%      0.90%      0.97%        1.50%(iii)
                                           ========    =========      ========     ========   ========    =======      =======
 Ratio of net investment income (loss)
  to average net assets                       (0.21%)       0.00%        (0.15%)       0.08%     (0.25%)     0.03%       (0.58%)
                                           ========    =========      ========     ========   ========    =======      =======
 Portfolio Turnover Rate                     162.30%      152.21%       151.98%       90.97%    104.74%     83.96%       67.22%
                                           ========    =========      ========     ========   ========    =======      =======


(i)   Ratios  have  been  annualized;  total  return  has  not  been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii) Amount has been reduced by 0.03% due to expense reimbursements.

For Fund Information:

By telephone:   1-800-992-3863


By mail:        The Alger American Fund
                One World Trade Center
                Suite 9333
                New York, NY 10048

Statement of Additional Information

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

Annual and Semi-annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

Distributor: Fred Alger & Company, Incorporated

The Alger American Fund

SEC File #811-5550